THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB ANNUITY PORTFOLIOS

SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

SCHWAB STRATEGIC TRUST

LAUDUS TRUST

(each, a Trust and collectively, the Trusts)

(all series)

Supplement dated April 1, 2019, to all currently effective Statements of Additional Information (each,

an SAI and collectively, the SAIs) for each series of the aforementioned Trusts.

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Effective March 31, 2019, Marie A. Chandoha has resigned as Chief Executive Officer of the Trusts and as a Trustee from the Board of Trustees. As such, all references to Marie A. Chandoha are removed from each SAI.

Additionally, effective April 1, 2019, Jonathan de St. Paer was appointed as Chief Executive Officer of the Trusts and as a Trustee to the Board of Trustees.

I.	Revised Board of Trustees and Officers Tables

The Board of Trustees and Officers tables under the “Management of the Funds” section in each SAI is revised to update Jonathan de St. Paer as follows.

Name, Year of Birth, and Position(s) with the Trust; (Term of Office and Length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director and Chief Executive Officer (Apr. 2019-present), President (Oct. 2018-present) Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019-present), President (Nov. 2018-present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019-present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President — Strategy and Product Development (CSIM) (Jan. 2014-Apr. 2019), Vice President (Jan. 2009-Dec. 2013), Charles Schwab & Co., Inc.	99	None

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served3)	Principal Occupations During the Past Five Years
OFFICERS

Jonathan de St. Paer

1973

President and Chief Executive Officer

(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)

Director and Chief Executive Officer (Apr. 2019-present), President (Oct. 2018-present) Charles Schwab Investment Management, Inc.; Trustee and Chief Executive Officer (Apr. 2019-present), President (Nov. 2018-present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019-present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President — Strategy and Product Development (CSIM) (Jan. 2014-Apr. 2019), Vice President (Jan. 2009-Dec. 2013), Charles Schwab & Co., Inc.

[1]

Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

[2]

Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of CSC, the parent company of CSIM, the investment adviser for the trusts in the Fund Complex, is an employee and director of Schwab, the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.

[3]

The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

II.	Revised Individual Trustee Qualifications

The “Individual Trustee Qualifications” section in each SAI is revised to insert the following paragraph.

The Board has concluded that Mr. de St. Paer should serve as trustee of the funds because of the experience he gained as president of Charles Schwab Investment Management, Inc., the Schwab Funds, Laudus Funds and Schwab ETFs, and as senior vice president of strategy and product development at Charles Schwab & Co, Inc., as well as his knowledge of and experience in the financial services industry and investment management services.

III.	Revised Trustees Compensation Table

The “Trustee Compensation” section in each SAI is revised as follows:

The following table provides trustee compensation for each SAI’s respective fiscal year end, earned with respect to the funds in each SAI and the Fund Complex. Trustee compensation for the funds is paid by CSIM.

Name of Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Jonathan de St. Paer	None	N/A	None

IV.	Revised Securities Beneficially Owned By Each Trustee

The “Securities Beneficially Owned By Each Trustee” section in each SAI is revised to insert the following table as of December 31, 2018.

Name of Trustee	Dollar Range of Trustee Ownership of the Funds		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Jonathan de St. Paer			Over $100,000
	Laudus International MarketMasters Fund	$1-$10,000
	Schwab Core Equity Fund	$10,001-$50,000
	Schwab Fundamental US Small Company Index Fund	$10,001-$50,000
	Schwab International Index Fund	$10,001-$50,000
	Schwab Investor Money Fund	$1-$10,000
	Schwab S&P 500 Index Fund	$50,001-$100,000
	Schwab Small-Cap Equity Fund	$1-$10,000
	Schwab Target 2030 Index Fund	Over $100,000
	Schwab Treasury Inflation Protected Securities Index Fund	Over $100,000
	Schwab U.S. Dividend Equity ETF	$10,001-$50,000
	Schwab Value Advantage Money Fund	Over $100,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG106553-00 (04/19)

00228990

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